UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2025
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

Georgia (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 1.01.    Entry into a Material Definitive Agreement.

Purchase Agreement

On January 22, 2025, we entered into a purchase agreement with J.P. Morgan Securities LLC, as representative of the purchasers named therein, with respect to our issuance and sale of an aggregate principal amount of $350,000,000 of 5.900% Green First Mortgage Bonds, Series 2025A due 2055.

The purchase agreement contains customary representations, warranties and agreements by us and customary conditions to closing and indemnification obligations of the purchasers. The foregoing description of the purchase agreement is not complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

The sale of the bonds is expected to close on January 27, 2025. The sale of the bonds is not registered under the Securities Act of 1933, as amended, and the bonds will be sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Supplemental Indenture

We expect the bonds to be issued on January 27, 2025 pursuant to an Indenture dated March 1, 1997 between us, formerly known as Oglethorpe Power Corporation (An Electric Generation & Transmission Corporation), and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee, as supplemented by the Ninetieth Supplemental Indenture, to be dated as of January 1, 2025, between us and the trustee.

The bonds will bear an interest rate of 5.900% per annum and will mature on February 1, 2055. Interest will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning August 1, 2025.

We may redeem the bonds, in whole or in part, from time to time at our option prior to August 1, 2054, at a price equal to 100% of the aggregate principal amount of the bonds to be redeemed plus a specified “make-whole” premium and accrued and unpaid interest, if any, to the redemption date, and on or after August 1, 2054, as a price equal to 100% of the aggregate principal amount of the bonds to be redeemed plus accrued and unpaid interest, if any, to the redemption date.

The bonds will be first mortgage bonds issued under the indenture. The indenture constitutes a first priority lien on substantially all of our owned tangible and certain of our intangible property equally and ratably with all other obligations issued under the indenture. For additional information regarding the indenture, see “Part I – Business – Oglethorpe Power Corporation – First Mortgage Indenture” in our annual report on Form 10-K for the fiscal year ended December 31, 2023.

The foregoing description of the indenture and ninetieth supplemental indenture is not complete and is qualified in its entirety by reference to the full text of the indenture and form of the supplemental indenture (including the form of the bonds) filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Exchange and Registration Rights Agreement

In connection with the closing of the sale of the bonds, we intend to enter into an exchange and registration rights agreement, to be dated on or about January 27, 2025, with J.P. Morgan Securities LLC, as representative of the purchasers identified therein. Pursuant to the exchange and registration rights agreement, we will agree to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to be declared effective a registration statement with respect to an offer to exchange any and all of the bonds, for a like aggregate principal amount of bonds identical in all material respects to the bonds sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. We will agree to use commercially reasonable efforts to file such registration statement within 180 days after the issue date of the bonds and cause such registration statement to be declared effective within 270 days after the issue date of the bonds. Under specified circumstances, we have also agreed to use commercially reasonable efforts to cause to become effective an alternative registration statement relating to resales of the bonds. We will be obligated to pay additional interest if we fail to comply with our obligations to register the bonds and complete the exchange offer within the specified time periods during the period that we are not in compliance.

The foregoing description of the exchange and registration rights agreement is not complete and is qualified in its entirety by reference to the full text of the form of the exchange and registration rights agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

1.1 Purchase Agreement, dated January 22, 2025, by and between Oglethorpe Power Corporation (An Electric Membership Corporation) and J.P. Morgan Securities LLC, on behalf of itself and the other purchasers named therein.

*4.1 Indenture, dated as of March 1, 1997, made by Oglethorpe to SunTrust Bank, Atlanta, as trustee. (Filed as Exhibit 4.8.1 to our Form 10-K for the fiscal year ended December 31, 1996, File No. 33-7591.)

4.2 Form of Ninetieth Supplemental Indenture, to be dated as of January 1, 2025, made by Oglethorpe to U.S. Bank Trust Company, National Association, as trustee, relating to the green first mortgage bonds, including the form of bond attached as Exhibit B thereto.

10.1 Form of Exchange and Registration Rights Agreement, to be dated on or about January 27, 2025, by and between Oglethorpe and J.P. Morgan Securities LLC, on behalf of itself and the other purchasers identified therein.

104 Cover Page Interactive Data File, formatted in Inline XBRL.

* Incorporated by reference to the indicated prior filing.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	January 24, 2025	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer